DELAWARE(SM)
INVESTMENTS
-----------                               Delaware High-Yield Opportunities Fund







Current Income




                            [Current Income Artwork]




                                                        2001 SEMI-ANNUAL REPORT

                               TABLE OF CONTENTS
                               -----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             5

Financial Statements

  Statement of Net Assets                                       6

  Statement of Assets
  and Liabilities                                               8

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.


Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $90 billion in assets as of December 31, 2000.





Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"AFTER MONTHS OF STRUGGLE, DECEMBER AND JANUARY GENERALLY COMPRISED THE HIGH-YIELD MARKET'S BEST TWO-MONTH STRETCH SINCE TROUBLES STARTED IN 1998, SPARKING HOPE AMONG SOME INVESTORS FOR A FULL-FLEDGED REBOUND IN 2001."



Dear Shareholder


March 5, 2001

Recap of Events-- After having been depressed for more than two years, the high-yield bond market began to show signs of recovery in December 2000. However, poor performance early in the six-month period ending January 31, 2001 kept total returns below historical averages. After months of struggle, December and January generally comprised the high-yield market's best two-month stretch since troubles started in 1998, sparking hope among some investors for a full-fledged rebound in 2001.

The slowdown that occurred in the U.S. economy during the period helped to advance concerns about corporate credit that had been troubling the high-yield market. High-yield bond default rates continued to rise, and downgrades of corporate credit ratings outnumbered upgrades during the fall of 2000 (Source:
Moody's Investors Service). Economic slowdown also resulted in corporate earnings disappointments, which often contributed to the poor performance of both high-yield bonds and U.S. stocks.

Against this backdrop, struggles continued in the high-yield bond market through November, when the difference between the yields of non-investment-grade bonds and benchmark U.S. Treasuries reached 10-year highs (Source: Salomon Smith Barney). By the first weeks of December, fixed-income investors seeking value may have begun to realize this difference, as the high-yield market experienced a round of buying that sent prices higher. During the ensuing December-January rally, much of the strong return came from bonds rated B or lower.

Delaware High-Yield Opportunities Fund provided a total return of +2.34% (Class A shares at net asset value with distributions reinvested) during the six months ending January 31, 2001. Your Fund's return was better than that of its peers in the Lipper High Current Yield Funds Average, which posted a -1.43% return during the same period. It outpaced the +2.28% return of the Salomon Smith Barney High-Yield Cash Pay Index, the Fund's benchmark.


Total Return

For the Period Ended January 31, 2001                         Six Months
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund -- Class A Shares       +2.34%
--------------------------------------------------------------------------------
Lipper High Current Yield Funds Average (399 funds)            -1.43%
Salomon Smith Barney High-Yield Cash Pay Index                 +2.28%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lipper category represents the average returns of high-yield bond funds tracked by Lipper (Source: Lipper, Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

On September 29, 2000, a new team, led by Peter Andersen, took over management of Delaware High-Yield Opportunities Fund. We believe that Mr. Andersen and his seasoned team of research analysts and securities traders enhance our ability to conduct the intensive, bottom-up research that is at the core of our investment process. Your Fund's investment objectives have not changed.

Market Outlook -- We are optimistic about the prospects for the high-yield bond market in 2001 and beyond. However, we think that the weakening U.S. economic backdrop could cut short the rally seen at the end of your Fund's fiscal first half.

In January, the Federal Reserve Board decreased short-term interest rates twice in an attempt to fuel an economy that has recently been decelerating. These interest rate decreases marked the first time during Fed Chairman Alan Greenspan's tenure that short-term rates have been reduced by a full point in less than one month. We expect the aggressive move to have a positive effect on the economy as the year progresses, but believe that the move also underscores the Fed's present concerns.

With the economy slowing, we expect more U.S. companies to miss earnings projections, which could lead to ongoing credit concerns and unnerve potential high-yield buyers. A recent report from Moody's forecasts a 9.1% global default rate for high-yield bonds in 2001, up from the 6.0% rate seen in 2000 and the 5.1% rate in 1999.

With the economy slowing and defaults rising, we believe that obstacles remain for an extended rally in high yield during the first half of 2001. However we are encouraged by the market's recent momentum and think that, given our positive long-term outlook for the economy, now is a good time for investors to begin re-considering high-yield investments.

On the following pages, Peter Andersen introduces you to his view of the markets and describes his progress since taking over the Fund in September 2000. Thank you for your continued commitment to Delaware Investments.


Sincerely,


/s/Charles E. Haldeman, Jr.              /s/David K. Downes
----------------------------             ---------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

Peter Andersen
Portfolio Manager

March 5, 2001


                           PORTFOLIO MANAGEMENT REVIEW
                           ---------------------------


The Fund's Results
At the start of Delaware High-Yield Opportunities Fund's fiscal year on August 1, 2000, the high-yield market was suffering from the same problems that had hurt performance since 1998. Investor demand for high-yield bonds had dwindled following a brief rally early in the summer of 2000, while defaults were still rising. Some companies, affected by the beginnings of economic slowdown, failed to cover their debt.

The new management team took over Delaware High-Yield Opportunities Fund on September 29, 2000, amid this challenging environment. For the first two months of our tenure, high yield remained a difficult asset class in which to seek total return -- the primary objective of the Fund. In December, however, market performance picked up significantly and we were able to finish the period strongly. For the six-month period ended January 31, 2001, Delaware High-Yield Opportunities Fund posted a +2.34% return (Class A shares at net asset value with distributions reinvested).

The market rally was a welcome occurrence. Not only did the rally bring relief to high-yield investors, but its timing was ideal for us, occurring soon after we had made some initial changes to the portfolio. A number of new positions aided performance during December and January, helping us post a positive return in each of those months that outpaced both the Fund's benchmark and its relative Lipper class.

Although the market certainly turned in our favor, we believe that our research-intensive investment process was responsible for much of the success we had late in the period. We use a three-pillar approach, comprised of research, securities trading, and portfolio management. We rely on strong company research. Each of our analysts has a relatively narrow area of specialty, allowing them to focus on fewer companies. This helps to provide the in-depth research we believe is necessary to manage risk successfully in a high-yield bond fund.


Portfolio Highlights
When the new management team took over the Fund, the market was quite stagnant and new issuance had practically ground to a halt. For example, just $1.2 billion of new high-yield bonds was sold in the U.S. in October 2000 -- the lowest one-month total since January 1995 (Source: CommScan).

Fortunately, changes that we made to Delaware High-Yield Opportunities Fund were minimal, and we executed them fairly quickly given the stagnant market conditions. The trades we made aligned the Fund's holdings with our analysts' specific areas of expertise.

"THE RALLY IN DECEMBER AND JANUARY WAS CERTAINLY A BREATH OF FRESH AIR, AND WE ARE OPTIMISTIC THAT 2001 CAN BRING CONTINUED POSITIVE RESULTS."


Mostly, this realignment consisted of adding to positions in some bellwether telecommunications bonds that we consider to be among the Fund's core holdings. In addition to the realignment, we were able to make a number of trades during the period that were designed to take advantage of short-term mispricings in the high-yield bond market. Part of our investment approach is to take advantage of such short-term trading opportunities when the risk/reward profile is determined to be strong. The new management team employs an analyst dedicated to identifying and weighing such opportunities as they arise. During the fourth quarter of 2000 in particular, we were able to capitalize on a number of trading opportunities, many of which boosted performance without fundamentally altering our holdings.

Additions to the portfolio included bonds from wireless telecommunications providers Nextel and Winstar Communications, Level 3 Communications, and Nextlink Communications. We expect that telecommunications bonds, which form a large sector of the high-yield market, will continue to play a significant role in the portfolio going forward. We believe many of the discounted telecommunications bonds that saw price increases in December and January have potential for further appreciation.

We also added to our investments in select retail bonds during the period, and added to our positions in many cable company bonds, including Adelphia Communications, Mediacom, and Insight Midwest. We believe that the growth prospects are strong for the cable industry in general, and we are attracted to its earnings stability relative to many other sectors. We anticipate that cable holdings will play a significant role in the portfolio going forward.

Outlook
We are optimistic that a stronger year is in store for our market in 2001. The rally in December and January was certainly a breath of fresh air, and we are optimistic that 2001 can bring continued positive results. Investments made in high-yield mutual fund shares in January outweighed withdrawals (Source: AMG Data Services), which we believe will naturally translate into increased demand in the market.

The Federal Reserve's actions on interest rates in January were incisive, and we are hopeful that continued Fed actions will temper the effects of softer corporate earnings. The market would certainly benefit from corporate profits coming back into line with expectations. However, we believe that the high-yield bond market is capable of sustaining a rally even during times when the economic outlook may be less than robust.

We also believe that default rates, which have been rising for more than a year, are approaching an inflection point and will begin tapering off. History shows that such an occurrence can be the launching point for a rally. Given all of the above, we are optimistic that the dynamics are in place for a strong year in high yield.

FUND BASICS
-----------
As of January 31, 2001

Fund Objective
The Fund seeks total return, and as a secondary objective, high current income.

Total Fund Net Assets
$40.34 million

Number of Holdings
121

Fund Start Date
December 30, 1996

Your Fund Manager
Peter Andersen is Senior Portfolio manager of Delaware's high-yield funds. Prior to joining Delaware in September 2000, Mr. Andersen was portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail funds. He holds a Master's degree in Finance from Harvard University and a Master's degree in Physics from Yale University. Mr. Andersen is also a CFA charterholder.

Nasdaq Symbols
Class A:  DHOAX
Class B:  DHOBX
Class C:  DHOCX


DELAWARE HIGH-YIELD OPPORTUNITIES
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through January 31, 2001                                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
   Excluding Sales Charge                                   +6.55%       +2.53%
   Including Sales Charge                                   +5.31%       -2.31%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
   Excluding Sales Charge                                   +1.01%       +1.79%
   Including Sales Charge                                   +0.20%       -1.94%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
   Excluding Sales Charge                                   +0.99%       +1.79%
   Including Sales Charge                                   +0.99%       +0.86%
--------------------------------------------------------------------------------

The Fund invests primarily in high-yield bonds, which involve greater risk than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All results include reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Performance for Class B and Class C shares excluding sales charge assumes either contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended January 31, 2001 for Delaware High-Yield Opportunities Fund Institutional Class (Est. 12/30/96) were +6.79% and +2.83%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the period. Performance would have been lower if the expense limitation had not been in effect.

Nasdaq Symbol Institutional Class: DHOIX
                                                                               5

Statement of Net Assets

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
--------------------------------------

                                                           Principal     Market
January 31, 2001 (Unaudited)                               Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds - 85.31%
 Automobile & Auto Parts - 0.44%
 American Axle & Manufacturing
  9.75% 3/1/09 .........................................   $200,000   $  176,000
                                                                      ----------
                                                                         176,000
                                                                      ----------
 Banking, Finance & Insurance - 0.73%
 Sovereign Bancorp 10.50% 11/15/06 .....................    280,000      293,650
                                                                      ----------
                                                                         293,650
                                                                      ----------
 Building & Materials  - 1.59%
 K. Hovnanian Enterprises 10.50% 10/1/07 ...............    125,000      123,750
 Nortek  9.25% 3/15/07 .................................    225,000      222,750
 Toll 8.125% 2/1/09 ....................................    300,000      297,000
                                                                      ----------
                                                                         643,500
                                                                      ----------
 Cable, Media & Publishing - 10.00%
 Adelphia Communications
  10.50% 7/15/04 .......................................    300,000      303,000
  10.875% 10/1/10 ......................................    185,000      197,025
 Antenna TV 9.00% 8/1/07 ...............................    535,000      513,600
 British Sky Broadcasting 8.20% 7/15/09 ................     90,000       90,155
 CSC Holdings 7.25% 7/15/08 ............................    120,000      119,753
 Charter Communications Holdings
  8.25% 4/1/07 .........................................    200,000      193,750
  10.75% 10/1/09 .......................................    170,000      179,775
  +13.50% 1/15/11 ......................................    600,000      364,500
+Coaxial 12.875% 8/15/08 ...............................    675,000      491,063
 Echostar Broad 10.375% 10/1/07 ........................    435,000      456,750
 Insight Midwest 10.50% 11/1/10 ........................    250,000      267,500
 Mediacom 9.50% 1/15/13 ................................    180,000      182,700
 NTL Communications 11.875% 10/1/10 ....................    200,000      195,500
 Sinclair Broadcast 10.00% 9/30/05 .....................    275,000      277,063
+Telewest 11.375% 2/1/10 ...............................    350,000      200,375
                                                                      ----------
                                                                       4,032,509
                                                                      ----------
 Chemicals - 2.44%
 Avecia Group 11.00% 7/1/09 ............................    500,000      520,000
 Lyondell Chemical 9.875% 5/1/07 .......................    165,000      169,125
 Polymer Group 9.00% 7/1/07 ............................    185,000      138,750
 Resolution Performance 13.50% 11/15/10 ................    150,000      158,625
                                                                      ----------
                                                                         986,500
                                                                      ----------
 Competitive Local Exchange Carriers - 1.28%
 KMC Telecom Holdings 13.50% 5/15/09 ...................    450,000      141,750
 Metromedia Fiber Network
  10.00% 12/15/09 ......................................    400,000      374,000
                                                                      ----------
                                                                         515,750
                                                                      ----------
 Computers & Technology - 1.58%
 Amkor Technologies 9.25% 5/1/06 .......................    275,000      278,438
 Asat Finance 12.50% 11/1/06 ...........................    364,000      358,540
                                                                      ----------
                                                                         636,978
                                                                      ----------
 Data/Internet Services - 0.36%
 Globix 12.50% 2/1/10 ..................................    300,000      147,000
                                                                      ----------
                                                                         147,000
                                                                      ----------

                                                          Principal       Market
                                                          Amount          Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Electronics & Electrical Equipment - 2.20%
 Fairchild Semiconductor 10.50% 2/1/09 .................   $200,000   $  204,500
 Flextronics International 9.875% 7/1/10 ...............    515,000      549,763
 Protection One Alarm 7.375% 8/15/05 ...................    175,000      133,000
                                                                      ----------
                                                                         887,263
                                                                      ----------
 Enhanced Specialized Mobile Radio/Personal
  Communication Services - 5.37%
+Microcell Telecommunications
  14.00% 6/1/06 ........................................    340,000      340,000
 Nextel Communications 9.50% 2/1/11 ....................    500,000      502,500
 Nextel International 12.75% 8/1/10 ....................    305,000      269,163
+Nextel Partners 14.00% 2/1/09 .........................    450,000      325,125
 Nextlink Communications
  10.75% 11/15/08 ......................................    350,000      326,375
 +12.25% 6/1/09 ........................................    700,000      402,500
                                                                      ----------
                                                                       2,165,663
                                                                      ----------
 Energy - 8.55%
 Chesapeake Energy 9.625% 5/1/05 .......................    500,000      517,500
 Grey Wolf 8.875% 7/1/07 ...............................    175,000      175,438
 Nuevo Energy 9.50% 6/1/08 .............................    375,000      376,875
 Parker Drilling 9.75% 11/15/06 ........................    490,000      507,150
 Pride International 10.00% 6/1/09 .....................    600,000      646,500
 R&B Falcon 9.125% 12/15/03 ............................    375,000      391,875
 Triton Energy 8.875% 10/1/07 ..........................    400,000      410,000
+Universal Compression 9.875% 2/15/08 ..................    500,000      423,750
                                                                      ----------
                                                                       3,449,088
                                                                      ----------
 Food, Beverage & Tobacco - 2.59%
 Advantica Restaurant 11.25% 1/15/08 ...................    225,000      122,625
 Canandaigua Wine 8.75% 12/15/03 .......................    120,000      121,200
 Carrols 9.50% 12/1/08 .................................    275,000      229,625
 CKE Restaurants 9.125% 5/1/09 .........................    405,000      269,325
 DiGiorgio 10.00% 6/15/07 ..............................    325,000      300,625
                                                                      ----------
                                                                       1,043,400
                                                                      ----------
 Healthcare & Pharmaceuticals - 2.96%
 Kinetic Concepts 9.625% 11/1/07 .......................    450,000      396,000
 Tenet Healthcare 7.625% 6/1/08 ........................    790,000      797,895
                                                                      ----------
                                                                       1,193,895
                                                                      ----------
 Leisure, Lodging & Entertainment - 5.28%
 Alliance Gaming 10.00% 8/1/07 .........................    275,000      228,250
 Anchor Gaming 9.875% 10/15/08 .........................    340,000      357,850
 HMH Properties 7.875% 8/1/08 ..........................    350,000      344,750
 Hollywood Casino 13.00% 8/1/06 ........................    230,000      251,850
 International Game Technology
  8.375% 5/15/09 .......................................    260,000      265,850
 Park Place Entertainment 8.875% 9/15/08 ...............    420,000      431,550
+Premier Parks 10.00% 4/1/08 ...........................    325,000      251,875
                                                                      ----------
                                                                       2,131,975
                                                                      ----------

                                                          Principal     Market
Delaware High-Yield Opportunities Fund                    Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Long Distance Services - 0.35%
+Viatel 12.50% 4/15/08 ................................. $1,000,000   $  140,000
                                                                      ----------
                                                                         140,000
                                                                      ----------
 Metals & Mining - 2.56%
 Golden Northwest 12.00% 12/15/06 ......................    500,000      447,500
 Jorgensen Earle 9.50% 4/1/05 ..........................    250,000      218,750
 P & L Coal Holdings 9.625% 5/15/08 ....................    150,000      156,000
 WCI Steel 10.00% 12/1/04 ..............................    270,000      209,250
                                                                      ----------
                                                                       1,031,500
                                                                      ----------
 Paper & Forest Products - 3.26%
 Doman Industries 12.00% 7/1/04 ........................    385,000      393,663
 Gaylord Container 9.75% 6/15/07 .......................    440,000      310,200
 Stone Container 10.75% 10/1/02 ........................    325,000      331,500
 Tembec Industries 8.50% 2/1/11 ........................    275,000      280,500
                                                                      ----------
                                                                       1,315,863
                                                                      ----------
 Retail - 4.84%
 Advance Stores 10.25% 4/15/08 .........................    250,000      211,250
 Buhrman USA 12.25% 11/1/09 ............................    250,000      261,250
 Grupo Elektra 12.00% 4/1/08 ...........................    375,000      359,531
 J Crew Operating 10.375% 10/15/07 .....................    575,000      526,125
 Levi Strauss 11.625% 1/15/08 ..........................    360,000      375,300
 Saks 7.25% 12/1/04 ....................................    250,000      217,500
                                                                      ----------
                                                                       1,950,956
                                                                      ----------
 Telecommunications - 21.81%
 Alamosa Holdings 12.875% 2/15/10 ......................    370,000      207,200
 American Tower 9.38% 2/1/09 ...........................    350,000      355,688
 Crown Castle International 10.75% 8/1/11 ..............    525,000      564,375
 Dobson Communications 10.875% 7/1/10 ..................    590,000      625,400
 Exodus Communications
  10.75% 12/15/09 ......................................    175,000      166,250
  11.625% 7/15/10 ......................................    450,000      445,500
 Focal Communication
  11.875% 1/15/10 ......................................    470,000      415,950
 +12.125%  2/15/08 .....................................    400,000      252,000
 Global Crossing
  8.70% 8/1/07 .........................................    455,000      455,000
  9.50% 11/15/09 .......................................    300,000      306,750
+Horizon 14.00% 10/1/10 ................................    600,000      297,000
+Level 3 Communications 10.50% 12/1/08 .................    450,000      288,000
+McCaw International 13.00% 4/15/07 ....................    750,000      513,750
 McLeodUSA 11.375% 1/1/09 ..............................    450,000      479,250
+Pinnacle Holdings 10.00% 3/15/08 ......................    610,000      369,050
 360networks 13.00% 5/1/08 .............................    325,000      299,000
 Time Warner Telecom 10.13% 2/1/11 .....................    250,000      256,875
 Triton 9.375% 2/1/11 ..................................    130,000      130,975
+Ubiquitel Operating 14.00% 4/15/10 ...................     800,000      356,000
 Williams Communications
  10.70% 10/1/07 .......................................    345,000      317,400
  11.70% 8/1/08 ........................................    500,000      473,750
  11.875% 8/1/10 .......................................    400,000      374,000

                                                          Principal       Market
                                                          Amount          Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Telecommunications (continued)
 Winstar Communications
  12.75% 4/15/10 .......................................   $425,000   $  337,875
  14.75% 4/15/10 .......................................    360,000      145,800
 Worldwide Fiber 12.00% 8/1/09 .........................    425,000      363,375
                                                                      ----------
                                                                       8,796,213
                                                                      ----------
 Transportation & Shipping - 1.99%
 Atlas Air 9.375% 11/15/06 .............................    450,000      452,250
 Avis Group Holdings 11.00% 5/1/09 .....................    185,000      200,725
 US Air 9.625% 2/1/01 ..................................    150,000      150,000
                                                                      ----------
                                                                         802,975
                                                                      ----------
 Utilities - 5.13%
 AES
  9.375% 9/15/10 .......................................    260,000      274,950
  10.25% 7/15/06 .......................................    350,000      365,750
 Azurix 10.75% 2/15/10 .................................    125,000      122,500
 Beaver Valley Funding 9.00% 6/1/17 ....................    310,000      333,915
 Calpine 8.625% 8/15/10 ................................    395,000      407,512
 CMS Energy 9.875% 10/15/07 ............................    525,000      564,255
                                                                      ----------
                                                                       2,068,882
                                                                      ----------
 Total Corporate Bonds (cost $34,237,284) ..............              34,409,560
                                                                      ----------
 Government Bonds - 1.63%
 Brazil Federal Republic 11.00% 8/17/40 ................    450,000      384,750
 Mexican United States 8.375% 1/14/11 ..................    275,000      272,938
                                                                      ----------
 Total Government Bonds (cost $637,792) ................                 657,688
                                                                      ----------
                                                            Number of
                                                            Shares
                                                            ---------
 Preferred Stocks - 4.45%
*CSC Holdings 11.125% ..................................      4,008      441,934
*Nextel Communications 13.00% ..........................      3,720      367,350
*Rural Cellular PIK 11.375% ............................      6,758      576,120
*XO Communications PIK 14.00% ..........................     10,712      409,744
                                                                      ----------
Total Preferred Stocks (cost $1,883,305) ...............               1,795,148
                                                                      ----------
 Common Stocks - 0.56%
*Global Crossing .......................................      4,100       90,282
*McLeodUSA Class A .....................................      4,500       84,094
*Triton PCS Holdings Class A ...........................      1,200       51,450
                                                                      ----------
 Total Common Stocks (cost $333,237) ...................                 225,826
                                                                      ----------
 Convertible Preferred Stocks - 0.04%
*PSINet ................................................      4,000       14,500
                                                                      ----------
 Total Convertible Preferred Stocks
 (cost $200,000) .......................................                  14,500
                                                                      ----------
 Warrants - 0.00%
*Electronic Retailing System ...........................        300            3
                                                                      ----------
 Total Warrants (cost $12,000)                                                 3
                                                                      ----------

Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
Total Market Value of Securities -
 91.99% (cost $37,303,618) .....................      $37,102,725
Receivables and Other Assets Net of
 Liabilities - 8.01% ...........................        3,232,471
                                                      -----------
Net Assets Applicable to 8,560,833
 Shares Outstanding - 100.00% ..................      $40,335,196
                                                      ===========
Net Asset Value - Delaware High-Yield
 Opportunities Fund Class A
 ($23,485,850 / 4,986,245 Shares) ..............            $4.71
                                                            -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund Class B
 ($13,662,597 / 2,898,490 Shares) ..............            $4.71
                                                            -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund Class C
 ($3,182,725 / 675,244 Shares) .................            $4.71
                                                            -----
Net Asset Value - Delaware High-Yield
 Opportunities Fund Institutional Class
 ($4,024 / 854 Shares) .........................            $4.71
                                                            -----
--------
+ Zero coupon security as of January 31, 2001. The coupon shown is the step-up rate.
* Non-income producing security for the six months ended January 31, 2001.


--------------------------------------------------------------------------------
Components of Net Assets at January 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ......................      $44,559,465
Undistributed net investment income** ..........           61,431
Accumulated net realized loss on investments ...       (4,084,807)
Net unrealized depreciation of investments
  and foreign currencies .......................         (200,893)
                                                      -----------
Total net assets ...............................      $40,335,196
                                                      -----------
Net Asset Value and Offering Price per
  Share - Delaware High-Yield Opportunities Fund
Net asset value Class A (A) ....................            $4.71
Sales charge (4.75% of offering price,
  or 4.88% of the amount invested
  per share) (B) ...............................             0.23
                                                      -----------
Offering price .................................            $4.94
                                                      ===========
---------

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities


                                                             Delaware High-Yield
January 31, 2001 (Unaudited)                                 Opportunities Fund
--------------------------------------------------------------------------------
    Assets:
    Investments at market (cost $37,303,618) ...................     $37,102,725
    Receivable for securities sold .............................       9,744,051
    Cash .......................................................       1,399,274
    Dividends and interest receivable ..........................         762,167
    Subscriptions receivable ...................................         272,727
    Other assets ...............................................             878
                                                                     -----------
    Total assets ...............................................      49,281,822
                                                                     -----------

    Liabilities:
    Payable for securities purchased ...........................       8,765,051
    Liquidations payable .......................................         126,193
    Accrued expenses ...........................................          55,382
                                                                     -----------
    Total liabilities ..........................................       8,946,626
                                                                     -----------

    Total Net Assets ...........................................     $40,335,196
                                                                     ===========

                             See accompanying notes

Statement of Operations


                                                             Delaware High-Yield
Six Months Ended January 31, 2001 (Unaudited)                 Opportunities Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ........................................     $1,673,666
Dividends .......................................        105,025      $1,778,691
                                                      ----------      ----------
Expenses:
Management fees .................................        102,878
Distribution expenses ...........................         94,166
Dividend disbursing and transfer agent
 fees and expenses ..............................         35,405
Registration fees ...............................         18,978
Accounting and administration expenses ..........          6,468
Custodian fees ..................................          3,977
Trustees' fees ..................................          1,234
Professional fees ...............................            966
Reports and statements to shareholders ..........            564
Other ...........................................             97        264,733
                                                        --------
Less expenses absorbed or waived ................                       (10,668)
Less expenses paid indirectly ...................                        (1,569)
                                                                     ----------
Total expenses ..................................                       252,496
                                                                     ----------
Net Investment Income ...........................                     1,526,195
                                                                     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies:
Net realized loss on:
  Investments ...................................                    (1,005,483)
  Foreign currencies ............................                        (6,838)
                                                                     ----------
  Net realized loss .............................                    (1,012,321)
                                                                     ----------
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies .........                       693,982
                                                                     ----------
Net Realized and Unrealized Loss on Investments and
 Foreign Currencies .............................                      (318,339)
                                                                     ----------
Net Increase in Net Assets Resulting from Operations                 $1,207,856
                                                                     ==========

                             See accompanying notes

Statements of Changes in Net Assets


                                                             Delaware High-Yield
                                                              Opportunities Fund
-------------------------------------------------------------------------------
                                                        Six Months        Year
                                                           Ended         Ended
                                                          1/31/01       7/31/00
                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ................................ $ 1,526,195  $ 2,459,064
Net realized loss on investments and foreign currencies (1,012,321) (2,263,757) Net change in unrealized appreciation/depreciation of
  investments and foreign currencies ..................    693,982      326,436
                                                       ------------------------
Net increase in net assets resulting from operations ..  1,207,856      521,743
                                                       ------------------------
Distributions to Shareholders from:
Net investment income:
  Class A ............................................    (954,830)  (1,250,414)
  Class B ............................................    (528,530)    (617,811)
  Class C ............................................    (131,129)    (159,852)
  Institutional Class ................................        (206)    (277,926)
                                                       ------------------------
                                                        (1,614,695)  (2,306,003)
                                                       ------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ............................................. 14,050,084   14,532,641
  Class B .............................................  6,260,088    6,659,845
  Class C .............................................  1,458,174    2,034,559
  Institutional Class .................................         --        4,057
Net asset value of shares issued upon reinvestment
  of distributions:
  Class A ..............................................   771,603    1,085,376
  Class B ..............................................   299,670      339,143
  Class C ..............................................    63,117       90,802
  Institutional Class ..................................       206      286,260
                                                       ------------------------
                                                        22,902,942   25,032,683
                                                       ------------------------
Cost of shares repurchased:
  Class A ............................................. (6,757,194) (11,563,039)
  Class B ............................................. (2,371,246)  (3,265,393)
  Class C .............................................   (539,049)  (1,665,247)
  Institutional Class .................................        (57)  (3,705,898)
                                                       ------------------------
                                                        (9,667,546) (20,199,577)
                                                       ------------------------
Increase in net assets derived from capital share
  transactions ........................................ 13,235,396    4,833,106
                                                       ------------------------
Net Increase in Net Assets ............................ 12,828,557    3,048,846
Net Assets:
Beginning of period ................................... 27,506,639   24,457,793
                                                       ------------------------
End of period .........................................$40,335,196  $27,506,639
                                                       ========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware High-Yield Opportunities Fund Class A
-------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                       12/30/96(2)
                                                               Ended                  Year Ended                  to
                                                             1/31/01(1)    7/31/00      7/31/99    7/31/98      7/31/97
                                                            (Unaudited)
Net asset value, beginning of period .......................   $4.850      $5.120       $5.920      $5.920       $5.500

Income (loss) from investment operations:
  Net investment income(3) .................................    0.231       0.455        0.434       0.523        0.290
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (0.130)     (0.296)      (0.691)      0.336        0.299
                                                               --------------------------------------------------------
  Total from investment operations .........................    0.101       0.159       (0.257)      0.859        0.589
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.241)     (0.429)      (0.438)     (0.605)      (0.169)
  Distributions from net realized gain on investments              --          --       (0.105)     (0.254)          --
                                                               --------------------------------------------------------
  Total dividends and distributions ........................   (0.241)     (0.429)      (0.543)     (0.859)      (0.169)
                                                               --------------------------------------------------------

Net asset value, end of period .............................   $4.710      $4.850       $5.120      $5.920       $5.920
                                                               ========================================================

Total return(4) ............................................    2.34%       3.28%       (4.26%)      15.66%      10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $23,486     $15,650      $12,558      $9,670       $5,990
  Ratio of expenses to average net assets ..................    1.30%       1.30%        1.27%       1.14%        0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.37%       1.57%        1.89%       1.44%        1.57%
  Ratio of net investment income to average net assets .....    9.92%       9.21%        8.02%       8.88%        8.53%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    9.85%       8.94%        7.39%       8.58%        7.70%
  Portfolio turnover .......................................   1,500%        396%         382%        317%         270%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2001 and the year ended July 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                       Delaware High-Yield Opportunities Fund Class B
------------------------------------------------------------------------------------------------------------
                                                             Six Months                          2/17/98(2)
                                                               Ended            Year Ended          to
                                                             1/31/01(1)   7/31/00      7/31/99    7/31/98
                                                            (Unaudited)
Net asset value, beginning of period .......................   $4.850      $5.120       $5.920      $5.870

Income (loss) from investment operations:
  Net investment income(3) .................................    0.215       0.421        0.401       0.161
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (0.132)     (0.294)      (0.694)      0.044
                                                               -------------------------------------------
  Total from investment operations .........................    0.083       0.127       (0.293)      0.205
                                                               -------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.223)     (0.397)      (0.402)     (0.155)
  Distributions from net realized gain on investments ......       --          --       (0.105)         --
                                                               -------------------------------------------
  Total dividends and distributions ........................   (0.223)     (0.397)      (0.507)     (0.155)
                                                               -------------------------------------------

Net asset value, end of period .............................   $4.710      $4.850       $5.120      $5.920
                                                               ===========================================

Total return(4) ............................................    1.94%       2.62%       (4.91%)      3.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $13,662      $9,589       $6,296      $1,603
  Ratio of expenses to average net assets ..................    2.00%       2.00%        1.97%       1.84%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    2.07%       2.27%        2.59%       2.14%
  Ratio of net investment income to average net assets .....    9.22%       8.51%        7.32%       8.18%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    9.15%       8.24%        6.69%       7.88%
  Portfolio turnover .......................................   1,500%        396%         382%        317%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2001 and the year ended July 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
12

Selected data for each share of the Fund outstanding
throughout each period were as follows:                       Delaware High-Yield Opportunities Fund Class C
------------------------------------------------------------------------------------------------------------
                                                             Six Months                           2/17/98(2)
                                                               Ended            Year Ended           to
                                                             1/31/01(1)   7/31/00      7/31/99     7/31/98
                                                            (Unaudited)
Net asset value, beginning of period ......................    $4.850      $5.120       $5.920      $5.870

Income (loss) from investment operations:
  Net investment income(3) ................................     0.215       0.422        0.403       0.161
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ................................    (0.132)     (0.295)      (0.696)      0.044
                                                               -------------------------------------------
  Total from investment operations ........................     0.083       0.127       (0.293)      0.205
                                                               -------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.223)     (0.397)      (0.402)     (0.155)
  Distributions from net realized gain on investments .....        --          --       (0.105)         --
                                                               -------------------------------------------
  Total dividends and distributions .......................    (0.223)     (0.397)      (0.507)     (0.155)
                                                               -------------------------------------------

Net asset value, end of period ............................    $4.710      $4.850       $5.120      $5.920
                                                               ===========================================

Total return(4) ...........................................     1.94%       2.61%       (4.91%)      3.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $3,183      $2,264       $1,913        $547
  Ratio of expenses to average net assets .................     2.00%       2.00%        1.97%       1.84%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ...............     2.07%       2.27%        2.59%       2.14%
  Ratio of net investment income to average net assets ....     9.22%       8.51%        7.32%       8.18%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ....     9.15%       8.24%        6.69%       7.88%
  Portfolio turnover ......................................    1,500%        396%         382%        317%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2001 and the year ended July 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                       Delaware High-Yield Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                       12/30/96(2)
                                                               Ended                  Year Ended                  to
                                                             1/31/01(1)    7/31/00     7/31/99      7/31/98     7/31/97
                                                            (Unaudited)
Net asset value, beginning of period .......................   $4.850      $5.120       $5.920      $5.920       $5.500

Income from investment operations:
  Net investment income(3) .................................    0.238       0.473        0.444       0.537        0.290
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .................................   (0.130)     (0.298)      (0.684)      0.330        0.299
                                                               --------------------------------------------------------
  Total from investment operations .........................    0.108       0.175       (0.240)      0.867        0.589
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.248)     (0.445)      (0.455)     (0.613)      (0.169)
  Distributions from net realized gain on investments ......       --          --       (0.105)     (0.254)          --
                                                               --------------------------------------------------------
  Total dividends and distributions ........................   (0.248)     (0.445)      (0.560)     (0.867)      (0.169)
                                                               --------------------------------------------------------

Net asset value, end of period .............................   $4.710      $4.850       $5.120      $5.920       $5.920
                                                               ========================================================

Total return(4) ............................................    2.49%       3.61%       (3.96%)     15.82%       10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................       $4          $4       $3,691      $3,837       $3,330
  Ratio of expenses to average net assets ..................    1.00%       1.00%        0.97%       0.84%        0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.07%       1.27%        1.59%       1.14%        1.27%
  Ratio of net investment income to average net assets .....   10.22%       9.51%        8.32%       9.18%        8.53%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   10.15%       9.24%        7.69%       8.88%        8.00%
  Portfolio turnover .......................................   1,500%        386%         382%        317%         270%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the six months ended January 31, 2001 and the year ended July 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately six years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, annually.

--------------------------------------------------------------------------------
In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations. At this time, the Fund has not completed its analysis of the impact of this accounting change.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $364 for the six months ended January 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended January 31, 2001 were approximately $1,205. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management Administration agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.00% of average daily net assets of the Fund through September 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the six-months ended January 31, 2001, DDLP earned $5,429 for commissions on sales of the Fund's Class A shares.

At January 31, 2001 the fund had liabilities payable to affiliates as follows:

                               Dividend disbursing,
                               transfer agent fees,          Other expenses
Investment management          accounting and other          payable to DMC
fees payable to DMC.           expenses payable to DSC.      and affiliates.
---------------------          ------------------------      ---------------
   $20,031                            $12,552                    $17,594

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the six months ended January 31, 2001, the Fund made purchases of $220,139,021 and sales of $210,116,587 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2001, the cost of investments was $37,303,618. At January 31, 2001, the net unrealized depreciation was $200,893 of which $839,136 related to unrealized appreciation of investments and $1,040,029 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of January 31, 2001 of $1,069,936 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$65,503 - 2007 and $1,004,433 - 2008.

--------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                              Six Months     Year
                                                Ended        Ended
                                               1/31/01      7/31/00
Shares sold:
  Class A ...............................      3,052,157   2,934,531
  Class B ...............................      1,368,462   1,335,625
  Class C ...............................        313,299     408,692
  Institutional Class ...................             --         825

Shares issued upon reinvestment
  of distributions:
  Class A ...............................        169,111     220,942
  Class B ...............................         65,642      69,107
  Class C ...............................         13,834      18,426
  Institutional Class ...................             45      57,716
                                              ----------  ----------
                                               4,982,550   5,045,864
                                              ----------  ----------

Shares repurchased:
  Class A ...............................     (1,462,122) (2,380,163)
  Class B ...............................       (512,620)   (656,876)
  Class C ...............................       (118,641)   (333,890)
  Institutional Class ...................            (13)   (778,354)
                                              ----------  ----------
                                              (2,093,396) (4,149,283)
                                              ----------  ----------
Net increase                                   2,889,154     896,581
                                              ==========  ==========

5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2001, or at any time during the period.

6. Credit and Market Risk

The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE(SM)                                 For Shareholders
INVESTMENTS                                  1.800.523.1918
---------------------
Philadelphia o London                        For Securities Dealers
                                             1.800.362.7500

                                             For Financial Institutions
                                             Representatives Only
                                             1.800.659.2265

                                             www.delawareinvestments.com

This semi-annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          Thomas F. Madison                         Investment Manager
                                           President and Chief Executive Officer     Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                        Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                 International Affiliate
Philadelphia, PA                           Janet L. Yeomans                          Delaware International Advisers Ltd.
                                           Vice President and Treasurer              London, England
Walter P. Babich                           3M Corporation
Board Chairman                             St. Paul, MN                              National Distributor
Citadel Constructors, Inc.                                                           Delaware Distributors, L.P.
King of Prussia, PA                                                                  Philadelphia, PA
                                           AFFILIATED OFFICERS
David K. Downes                                                                      Shareholder Servicing, Dividend
President and Chief Executive Officer      William E. Dodge                          Disbursing and Transfer Agent
Delaware Investments Family of Funds       Executive Vice President and              Delaware Service Company, Inc.
Philadelphia, PA                           Chief Investment Officer, Equity          Philadelphia, PA
                                           Delaware Investments Family of Funds
John H. Durham                             Philadelphia, PA                          2005 Market Street
Private Investor                                                                     Philadelphia, PA 19103-7057
Horsham, PA                                Jude T. Driscoll
                                           Executive Vice President and
John A. Fry                                Head of Fixed Income
Executive Vice President                   Delaware Investments Family of Funds
University of Pennsylvania                 Philadelphia, PA
Philadelphia, PA
                                           Richard J. Flannery
Anthony D. Knerr                           President and Chief Executive Officer
Consultant, Anthony Knerr & Associates     Delaware Distributors, L.P.
New York, NY                               Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4338)                                                       Printed in the USA
SA-137 [1/01] BUR 3/01                                                    J6880